SOUTHWESTERN PUBLIC SERVICE COMPANY

EXHIBIT 24. Power of Attorney

        The undersigned, David M. Wilks, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1996, hereby constitutes and appoints Bill D. Helton and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

        In Witness Whereof, the undersigned has hereunto set his hand this 22nd day of October, 1996.

/s/ David M. Wilks

David M. Wilks
SOUTHWESTERN PUBLIC SERVICE COMPANY

EXHIBIT 24. Power of Attorney

        The undersigned, Danny H. Conklin, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1996, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

        In Witness Whereof, the undersigned has hereunto set his hand this 22nd day of October, 1996.

/s/ Danny H. Conklin

Danny H. Conklin

                      SOUTHWESTERN PUBLIC SERVICE COMPANY

EXHIBIT 24. Power of Attorney

        The undersigned, J. C. Chambers, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1996, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

        In Witness Whereof, the undersigned has hereunto set his hand this 22nd day of October, 1996.

/s/ J. C. Chambers

J. C. Chambers

                      SOUTHWESTERN PUBLIC SERVICE COMPANY

EXHIBIT 24. Power of Attorney

        The undersigned, Don Maddox, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1996, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

        In Witness Whereof, the undersigned has hereunto set his hand this 22nd day of October, 1996.

/s/ Don Maddox

Don Maddox

                      SOUTHWESTERN PUBLIC SERVICE COMPANY

EXHIBIT 24. Power of Attorney

        The undersigned, Shirley Bird Perry, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1996, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, her attorney-in-fact, with full power of substitution and resubstitution in the premises, for her and in her name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as she might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

        In Witness Whereof, the undersigned has hereunto set her hand this 22nd day of October, 1996.

/s/ Shirley Bird Perry

Shirley Bird Perry

                      SOUTHWESTERN PUBLIC SERVICE COMPANY

EXHIBIT 24. Power of Attorney

        The undersigned, C. Coney Burgess, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1996, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

        In Witness Whereof, the undersigned has hereunto set his hand this 22nd day of October, 1996.

/s/ C. Coney Burgess

C. Coney Burgess
                                      90